UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Raymond James Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

(The following is the text of information to be posted by management on various Company internal communications media, sent by e-mail, or provided by means of oral presentations to groups of employees.)

EMAIL TO ESOP PARTICIPANTS - JANUARY 9, 2024
From: RAYMOND JAMES FINANCIAL, INC. [id@proxyvote.com]
Subject: RAYMOND JAMES FINANCIAL, INC. Annual Meeting

Be the vote that counts.
RAYMOND JAMES FINANCIAL, INC.
2024 Annual Meeting
February 22, 2024
VOTE NOW!
Why Should I Vote?
As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!
Ways to Vote

ProxyVote.com	800.690.6903

Important Information

For holders as of December 20, 2023

Control Number: XXXX XXXX XXXX XXXX
Vote Plan Shares by: February 19, 2024

IMPORTANT NOTICE TO ESOP PARTICIPANTS
Proxy materials for the Raymond James Financial, Inc. Annual Shareholders Meeting

To: All Raymond James Employee ESOP Participants

The purpose of this message is to provide you with proxy materials for the 2024 Annual Meeting of Shareholders of Raymond James Financial, Inc. (“Annual Meeting”). Because the company common stock has been allocated to your Employee Stock Ownership Plan (“Plan”) account, you are entitled to instruct the Plan trustee how to vote these shares.

Annual Shareholders Meeting
The Annual Meeting will be held at 4:30 p.m. ET on Thursday, February 22, 2024. The meeting will be a virtual-only meeting, conducted exclusively via live webcast at www.virtualshareholdermeeting.com/RJF2024.

Proxy Materials
Please click on the links provided below at Important Materials to access the proxy materials, which contain important information about the matters to be voted on at the Annual Meeting.

We encourage you to access and carefully review all of the information in the proxy materials before instructing the Plan trustee on how to vote the shares allocated to your Plan account. The proxy materials consist of:

*The 2024 Proxy Statement;
*The 2023 Annual Report; and
*Additional Proxy Soliciting Materials.

If you would like to receive a paper copy of the proxy materials, you must request one (at no charge) by February 8, 2024 to facilitate timely delivery. Send your request to:

Raymond James Financial, Inc.
Attn: General Counsel and Company Secretary
880 Carillon Parkway
St. Petersburg, Florida 33716

This email contains your individual Control Number that is necessary for you to vote. You cannot vote the shares allocated to your Plan account at the Annual Meeting.

Voting Details and Recommendations
The following proposals will be voted upon at the Annual Meeting:

1.     To elect the eleven (11) director nominees named in the Proxy Statement;
2.     To hold an advisory vote to approve executive compensation;
3.    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The Board of Directors recommends a vote “FOR” all of the nominees listed, and “FOR” Proposals 2 and 3.

The shares allocated to your Plan account will be voted as you instruct the Plan trustee. As an employee who is an ESOP participant, there are three ways to vote:

*By clicking on the Vote Now! link in this email above,
*By the Internet at ProxyVote.com, or
*By telephone at 1-800-690-6903.

Note: If you do not vote the shares allocated to your Plan account, your shares will nevertheless be voted by the trustee in the same proportion as it votes the shares of ESOP participants who have instructed the trustee on how to vote.

To allow sufficient time for voting by the trustee of the Plan, your vote must be received no later than 5 p.m. ET on February 19, 2024.

This email represents the following share(s):

RAYMOND JAMES FINANCIAL-ESOP EMPLOYEES        SPECIMEN

View Important Materials:
Proxy Statement         Annual Report